UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2019

TRIUMPH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road,	Suite 210,
Berwyn,	Pennsylvania	19312
(Address of principal executive offices)		(Zip Code)

(610) 251-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)     On August 19, 2019, Colleen Repplier was elected to the Board of Directors of Triumph Group, Inc. (the “Company”) and was named to the Audit Committee and the Nominating and Corporate Governance Committee of the Board of Directors.
Ms. Repplier is currently a member of the Board of Directors and lead independent director of Kimball Electronics, a contract electronic manufacturing services company, and AB SKF, a Swedish ball bearing manufacturing company. Ms. Repplier retired in June 2018 as Vice President and General Manager of Johnson Controls (JCI) responsible for a $4.5 billion global portfolio of HVAC businesses with 20,000 employees. She had previously been with Tyco International since 2007, holding the title of President of the fire protection products strategic business unit during that time and joined JCI in 2016 as a result of JCI’s purchase of Tyco. Prior to Tyco, Ms. Repplier held senior leadership positions at The Home Depot from 2005 to 2007. Prior to 2005, Ms. Repplier spent 20 years in the energy industry, holding engineering and marketing roles with Westinghouse Electric Company and Bechtel Corporation as well as progressing through commercial and general management assignments at General Electric.
There are no related person transactions between the Company or any of its subsidiaries and Ms. Repplier.
As part of the non-employee director compensation, Ms. Repplier was awarded 6,117 restricted stock units on August 19, 2019, which will remain subject to forfeiture until July 18, 2020.  The restricted stock units were awarded under the Company’s  2016 Director's Equity Compensation Plan. Ms. Repplier will receive the cash compensation paid to the Company’s non-employee directors, pro-rated for fiscal 2020. Reference is made to the Company’s non-employee director compensation program referenced as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2019, for a description of the compensation program.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 20, 2019	TRIUMPH GROUP, INC.

		By:	/s/ Jennifer H. Allen
Jennifer H. Allen
Senior Vice President, General Counsel and Secretary